                                                                   EXHIBIT 10.43

SILICON VALLEY BANK


                           AMENDMENT TO LOAN AGREEMENT


BORROWER:   PROXIM CORPORATION

DATE:       MARCH 18, 2003

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated December 27, 2002 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. EXTENSION OF MATURITY DATE. Section 4 of the Schedule to the Loan Agreement, which presently reads "Revolving Maturity Date (Section 13.1): 364 days from the date hereof" is hereby amended in its entirety to read as follows:

      "Revolving Maturity Date (Section 13.1): April 1, 2004."

      2. MINIMUM CASH BALANCE The portion of Section 5.1 of the Schedule to the Loan Agreement which presently reads as follows:

            "Borrower shall at all times maintain unrestricted cash balances on deposit with Bank in an amount not less than the outstanding principal balance of the Advances plus the following amounts: (i) $6,500,000 from the date hereof to and including January 1, 2003, and (ii) $7,500,000 thereafter."

      is hereby amended to read as follows:

            "Borrower shall at all times maintain unrestricted cash balances on deposit with Bank in an amount not less than the outstanding principal balance of the Advances plus the following amounts: (i) $6,500,000 from the date hereof to and including January 1, 2003, and (ii) $7,500,000 from January 1, 2003 to and including December 31, 2003, and (iii) $10,000,000 thereafter."

      3. MAXIMUM QUARTERLY LOSS. Section 5.1(a) of the Schedule, which presently reads as follows:

            (a) Maximum Quarterly Adjusted Net Loss. Borrower shall not incur an Adjusted Net Loss (as defined below) of more than the following amounts for the following fiscal quarters:

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT


                  Quarter Ended                              Maximum Adjusted Net Loss
                  -------------                              -------------------------
                  December 31, 2002                                ($10,700,000)
                  March 31, 2003                                   ($ 6,800,000)
                  June 30, 2003                                    ($ 6,150,000)
                  September 30, 2003                               ($ 4,000,000)

      is hereby amended by adding the following at the end of the above chart:

                  December 31, 2003                                 ($1,000,000)


      4. CONTROL AGREEMENTS The portion of Section 7.1 of the Schedule which presently reads as follows:

            "As to any Deposit Accounts and investment accounts maintained with another institution (other than disbursement or payroll accounts which Borrower is permitted hereunder to maintain with institutions located outside the United States), Borrower shall cause such institution, within 45 days after the date of this Agreement, to enter into a control agreement in form acceptable to Bank in its good faith business judgment in order to perfect Bank's first-priority security interest in said Deposit Accounts and investment accounts."

      is hereby amended to read as follows:

            "As to any Deposit Accounts and investment accounts maintained with another institution (other than disbursement or payroll accounts which Borrower is permitted hereunder to maintain with institutions located outside the United States), Borrower shall cause such institution, within 45 days after the date of this Agreement, to enter into a control agreement in form acceptable to Bank in its good faith business judgment in order to perfect Bank's first-priority security interest in said Deposit Accounts and investment accounts, provided that Borrower may retain up to a total not to exceed $150,000 (net of outstanding checks or similar immediately pending debits) in Deposit Accounts at Comerica Bank without causing Comerica Bank to enter into a control agreement with respect thereto. Without limiting the generality of the foregoing, Borrower shall make all of its payroll payments from Deposit Accounts maintained at Bank on and after March 20, 2003, and Borrower shall make all of its payable payments from Deposit Accounts maintained at Bank on and after March 30, 2003."

      5. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $30,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT


      6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                     SILICON:

   PROXIM CORPORATION                            SILICON VALLEY BANK

   BY    /s/ KEITH E. GLOVER                     BY   /s/ BRADFORD LEAHY
         -------------------------------            ----------------------------
         PRESIDENT OR VICE PRESIDENT             TITLE   VICE PRESIDENT
                                                      --------------------------
   BY    /S/ KEITH E. GLOVER
         -------------------------------
         SECRETARY OR ASS'T SECRETARY



-1

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT


                                     CONSENT

      Each of the undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.


Proxim Wireless Networks, Inc.                   Wirelesshome Corporation




By    /s/ KEITH E. GLOVER                        By    /s/ KEITH E. GLOVER
      -----------------------                          -----------------------
Name  Keith E. Glover                            Name  Keith E. Glover
Title EVP & CFO                                  Title EVP & CFO


Western Multiplex International Holdings, Inc.



By    /s/ KEITH E. GLOVER
-----------------------------
Name  Keith E. Glover
Title EVP & CFO



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